Exhibit (a)(5)(B)
The instructions accompanying this Letter of Transmittal and the instructions contained in the management proxy circular of Optimal Group Inc. dated June 10, 2010 should be read carefully before you complete this letter.
LETTER OF TRANSMITTAL
FOR CLASS “A” SHARES OF
OPTIMAL GROUP INC.
This letter of transmittal (the “Letter of Transmittal”), properly completed and duly executed, together with all other documents required by this Letter of Transmittal, must accompany certificates (the “Share Certificates”) representing the Class “A” shares (“Optimal Shares”) in the capital of Optimal Group Inc. (“Optimal” or the “Corporation”) that are surrendered pursuant to the amalgamation agreement (the “Amalgamation Agreement”) between Optimal and 7533403 Canada Inc. (“Subco”) providing for the amalgamation of Optimal and Subco (the “Amalgamation”). The Amalgamation Agreement is attached as Appendix “B” to the management information circular of Optimal (the “Circular”) dated June 10, 2010. Prior to the Amalgamation, such Share Certificates represent Optimal Shares. Following the Amalgamation, such Share Certificates will represent the same number of Amalco Redeemable Preferred Shares (as such term is defined in the Circular), except as otherwise set forth in the Circular. In either case, the shares represented by such Share Certificates are referred to in this Letter of Transmittal as the “Shares”.
A detailed description of the Amalgamation is contained in the Circular mailed to Optimal shareholders in connection with the special meeting of the shareholders of Optimal being held on July 9, 2010. You may also request a paper copy of the Circular free of charge by contacting Computershare Investor Services Inc. (the “Depositary”) at the address and telephone number set out at the end of this letter.
Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Amalgamation Agreement and the Circular have the meanings set out in the Amalgamation Agreement and the Circular.

TO:	OPTIMAL GROUP INC.
AND TO:	7533403 CANADA INC.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., as Depositary
The undersigned represents and warrants that the undersigned has good and sufficient authority to deposit, sell, assign, transfer and surrender the Shares represented by the Share Certificate(s) described below and delivered herewith and that the undersigned has good title to the Shares represented by the Share Certificate(s) described below free from all liens, restrictions, charges, encumbrances, claims, adverse interests, equities and rights of any other person together with all rights and benefits arising therefrom.
The following are the details of the enclosed certificate(s):
(if space is insufficient, attach a list in the form below)

Certificate Number(s)	Name(s) in which Registered	Number of Shares Surrendered

TOTAL:

The above-listed Share Certificate(s) are hereby delivered to you in connection with the automatic redemption of Amalco Redeemable Preferred Shares following the Amalgamation. The undersigned authorizes and directs the Depositary to issue the cheque(s) for the Redemption Price to which the undersigned is entitled in respect of the Amalco Redeemable Preferred Shares issuable on conversion of Optimal Shares represented by the above-listed Share Certificate(s) pursuant to the Amalgamation and to mail the cheque(s) to the address indicated below or, if no instructions are given, in the name and to the address, if any, of the undersigned as the same appears on the share register maintained by Optimal.
In order to receive the Redemption Price, Shareholders (other than as set forth in the Circular) must duly complete and execute this Letter of Transmittal and deliver it to the Depositary together with the Share Certificate(s) and such other additional documents as are set out in the instructions below. If the Amalgamation is not completed, Share Certificate(s) delivered hereunder and all other ancillary documents will be returned to the undersigned in accordance with the instructions given below.
By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced hereby as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. Étant donné l’utilisation de la version anglaise de la lettre d’acceptation et d’envoi type, l’actionnaire est réputé avoir exigé que tous les contrats attestés par l’offre acceptée au moyen de la présente lettre d’acceptation et d’envoi, de même que tous les documents y afférents, soient rédigés exclusivement en anglais.

BOX A
PAYMENT AND DELIVERY INSTRUCTIONS

☐
ISSUE A CHEQUE in the name of the undersigned and SEND THE CHEQUE to the following address:
(please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone – Business Hours)

(Tax Identification, Social Insurance or Social Security Number)

BOX B
PICK-UP INSTRUCTIONS
☐
HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY.
(See last page for address of Depositary)

BOX C
TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW
Indicate whether you are a resident of Canada for tax purposes:
☐	The owner signing below represents that he, she or it is a resident of Canada for tax purposes;

OR

☐	The owner signing below represents that he, she or it is not a resident of Canada for tax purposes.

OR

☐	The owner signing below represents that he, she or it is not a resident of Canada for tax purposes, but is a resident of the following country as may be provided pursuant to the terms of a tax treaty entered into between Canada and the aforesaid country, where applicable:

BOX D
STATUS AS U.S. SHAREHOLDER
TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW.
Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder
☐	The owner signing below represents that he, she or it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;

OR

☐	The owner signing below represents that he, she or it is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.
A U.S. Shareholder is any Shareholder that is either (A) providing an address in Box “A” that is located within the United States or any territory or possession thereof, or (B) a U.S. person for United States federal income tax purposes.
If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid United States backup withholding you must complete the Substitute Form W-9 included below or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions. If you require a Form W-8 (because, for example, you are a U.S. Shareholder who is not a U.S. person for U.S. federal income tax purposes), please contact the Depositary.

BOX E

TO BE COMPLETED BY ALL SHAREHOLDERS

Signature guaranteed by	Date 2010
(If required under Instruction 3):

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instruction 4)

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address of Guarantor (please print or type)	Daytime telephone and facsimile numbers of Shareholder

Telephone Number of Guarantor (please print or type)	E-mail Address of Shareholder or Authorized Representative

Tax Identification or Social Insurance or Social Security Number of Shareholder

INSTRUCTIONS
1.	Use of Letter of Transmittal
(a)	Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal.

(b)	This Letter of Transmittal duly completed and signed (or an originally signed facsimile copy thereof), together with accompanying certificates representing the Shares, must be sent to the Depositary at its offices specified below.

(c)	The method used to deliver this Letter of Transmittal and any accompanying certificates representing Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received. Optimal recommends that the necessary documentation be hand delivered to the Depositary, at its offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee must contact that nominee to arrange for the surrender of those Shares. Optimal reserves the right if it so elects in its absolute discretion to instruct the Depositary to waive any defect or irregularity in any Letter of Transmittal received by it.
2.	Signatures
(a)	This Letter of Transmittal must be filled in and signed by the holder of Shares or by such holder’s duly authorized representative (in accordance with Instruction 4).

(b)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the names(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such surrendered certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(c)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner: (i) such surrendered certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and (ii) the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in paragraph 3 below.
3.	Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares, or if the payment is to be made in the name other than the registered owner(s) or if Shares are to be returned to a person other than such registered owner(s), or sent to an address other than the address of the registered owner(s) as shown on the registers of Optimal, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution). An “Eligible Institution” means a Canadian Schedule I chartered bank, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization, members of the National Association of Securities Dealers or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of such authority to act. Optimal or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

5.	Payment and Delivery Instructions

In all cases, either Box “A” or Box “B” should be completed. If those boxes are not completed, the cheque for the Shares or the certificate(s) in respect of the Shares (if the Amalgamation is not completed) will be mailed to the Shareholder at the address of the Shareholder as it appears on the share register maintained by Optimal.

6.	Miscellaneous
(a)	If the space on this Letter of Transmittal is insufficient to list all certificates for Shares, additional certificate numbers and number of Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Shares are registered in different forms (e.g. “John Doe” and “J. Doe”) a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent surrenders of Share Certificate(s) will be accepted and no fractional Shares will be purchased. All Shareholders surrendering the Share Certificates by execution of this Letter of Transmittal (or facsimile hereof) waive any right to receive any notice of the acceptance of the Shares for payment.

(d)	All questions as to the validity, form, eligibility, timely receipt and acceptance of any Shares surrendered pursuant to this Letter of Transmittal will be determined by the Corporation in its sole judgment. The Corporation reserves the absolute right to reject any and all surrenders of Share Certificate(s) that it determines not to be in proper form or that may be unlawful for it to accept under the laws of any jurisdiction. None of the Corporation, the Depositary nor any other person shall be required to give notice of any defects or irregularities in any surrender of Share Certificate(s) and no liability shall be incurred by any of them for failure to give such notice.

(e)	Additional copies of the Letter of Transmittal may be obtained from the Depositary at its offices at the addresses listed below.

(f)	Any questions should be directed to the Depositary by telephone at 1-800-564-6253 or by email corporateactions@computershare.com
7.	Lost Certificates

If a Share Certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements. If a Share Certificate has been lost or destroyed, please ensure that you provide your telephone number to the Depositary so that the Depositary for the Shares may contact you.

8.	Return of Certificates

If the Amalgamation does not proceed for any reason, any Share Certificate(s) received by the Depositary will be returned to you forthwith in accordance with your delivery instructions in Box “A” or Box “B”.

9.	Privacy Notice

The Depositary is committed to protecting your personal information. In the course of providing services to you and the Depositary’s corporate clients, the Depositary receives non-public personal information about you — from transactions the Depositary performs for you, forms you send to the Depositary, other communications the Depositary has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depositary uses this information to administer your account, to better serve you and the Depositary’s clients’ needs and for other lawful purposes relating to the Depositary’s services. The Depositary has prepared a Privacy Code to tell you more about its information practices and how your privacy is protected. It is available at the Depositary’s website, or by writing to the Depositary at the address indicated below. The Depositary will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

10.	U.S. Shareholders and Substitute Form W-9

United States federal income tax law generally requires a U.S. Shareholder who receives cash on conversion of Shares to provide the Depositary with its correct Taxpayer Identification Number (“TIN”), which, in the case of a Shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. Any amount withheld under the U.S. backup withholding rules may be credited against the U.S. Shareholder’s U.S. federal income tax liability, and any excess may be refundable provided certain information is provided to the IRS on a timely basis.

In general, to prevent backup withholding, each U.S. Shareholder must provide its correct TIN by completing the “Substitute Form W-9” set forth in this document, which requires the Shareholder to certify under penalties of perjury, (1) that the TIN provided is correct (or that such holder is awaiting a TIN), (2) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that they are no longer subject to backup withholding; and (3) that the holder is a U.S. person (including a U.S. resident alien).

Exempt holders are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part I of Substitute Form W-9, write “Exempt” in Part II of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

If Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for information on which TIN to report.

If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the enclosed W-9 Guidelines for instructions on applying for a TIN, (ii) write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 to certify its non-U.S. status, signed under penalty of perjury. An appropriate IRS Form W-8 (W-8BEN, W-8EXP or other applicable form) may be obtained from the Depositary.

You are a “U.S. person for United States tax purposes” if you are, for U.S. federal income tax purposes: (1) a citizen or a resident of the United States (including a U.S. resident alien); (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States (or any state thereof, including the District of Columbia); (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust (or certain other electing trusts).

Each U.S. Shareholder is urged to consult his or her own tax advisor to determine whether such holder is required to furnish a Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

A SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE AMALGAMATION.

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, SHAREHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF UNITED STATES FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY SUCH SHAREHOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SUCH SHAREHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE
YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION
AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING
TO BE COMPLETED BY SHAREHOLDERS THAT ARE U.S. PERSONS
Payer’s Name:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part I — Taxpayer Identification Number — For all accounts enter your taxpayer identification number on the appropriate line at right. Certify by signing and dating below. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.	Social Security Number OR Employer Identification Number (If awaiting TIN, write “Applied For”)

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.
Exempt ☐

Name:
Business Name:

Please check appropriate box
☐ Individual/Sole Proprietor      ☐ Corporation      ☐ Partnership      ☐ Other:
☐ Limited Liability Company. Enter tax classification (D = disregarded entity, C = corporation, P = partnership) :
Address:
City:                                                                   State:                                                                    Zip Code:

     PART III — Certification — Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).
Signature:                                                                                       Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.
Signature:                                                                                           Date:
Note: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9
Specific Instructions
Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.
Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). Check the “Limited Liability Company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided. If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade or DBA name on the “Business Name” line.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).
Exempt From Backup Withholding
If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in Part II of the Form, sign and date the form.
Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
Exempt payees. Backup withholding is not required on any payments made to the following payees:
1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
2.	The United States or any of its agencies or instrumentalities,
3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities,
5.	An international organization or any of its agencies or instrumentalities,
Other payees that may be exempt from backup withholding include:
6.	A corporation,
7.	A foreign central bank of issue,
8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
9.	A futures commission merchant registered with the Commodity Futures Trading Commission,
10.	A real estate investment trust,
11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,
12.	A common trust fund operated by a bank under section 584(a), and
13.	A financial institution.
Part I — Taxpayer Identification Number (TIN)
Enter your TIN on the appropriate line.
If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or a partnership, enter the entity’s EIN.
Note: See the chart on the next page for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.
If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Part III — Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1 and 4 below indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required).

1.	Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2.	Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3.	Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4.	Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a non-employee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.
Penalties
1.	Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.
2.	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
3.	Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
What Name and Number To Give the Requestor

For this type of account:	Give name and SSN of:
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6. Disregarded entity not owned by an individual	The owner

7. A valid trust, estate, or pension trust	Legal entity(4)

8. Corporation or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name on the business name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

This completed and signed Letter of Transmittal together with Optimal share certificates are to be delivered by mail, registered mail, hand or by courier to Computershare Investor Services Inc. as follows:
Computershare Investor Services Inc.
Toll Free (North America): 1-800-564-6253
E-mail: corporateactions@computershare.com
Website: www.computershare.com
By Mail, Registered Mail, by Hand or by Courier
By Courier, Mail, Registered Mail or By
Hand:
100 University Avenue
9th Floor
Toronto, ON M5J 2Y1
Attention: Corporate Actions
By Mail:
P.O. Box 7021, 31 Adelaide St E
Toronto, ON M5C 3H2